Morgan Stanley Information Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts


                                                                       Daiwa
   NEC                                                               Securities
Electronic  07/14/  34,000   $35.73 $1,214,8  14,000  0.041%   0.09    SMBC,
    s         03     ,000              20,                      8%     Morgan
Corporatio                             000                            Stanley,
n (Common                                                             Deutsche
  Stock)                                                               Bank,
                                                                      Goldman
                                                                       Sachs
                                                                     Internatio
                                                                      nal, JP
                                                                      Morgan,
                                                                      Merrill
                                                                       Lynch
                                                                     Internatio
                                                                     nal, Nikko
                                                                     Citigroup
                                                                     and Nomura
                                                                     Internatio
                                                                        nal



  Ipass                                                               Pacific
Incorporat  07/23/  7,000,   $14.00 $98,000,   3,000  0.043%   0.00    Crest
    ed        03      000              000                      8%   Securities
                                                                        , SG
                                                                       Cowen,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                        RBC
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Stanley
                                                                     and Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC


 Seagate                                                              Merrill
Technology  07/24/  60,000   $18.75 $1,125,0  48,100  0.080%   0.17   Lynch &
              03     ,000              00,                      6%   Co, Morgan
                                       000                            Stanley,
                                                                     JP Morgan,
                                                                     Citigroup,
                                                                      Goldman
                                                                      Sachs &
                                                                      Co, Bear
                                                                      Stearns,
                                                                       Lehman
                                                                     Brothers,
                                                                      Needham
                                                                     and Thomas
                                                                      Weisels
                                                                      Partners


  Anteon                                                              Merrill
Internatio                                                             Lynch,
   nal      09/16/  6,600,   $33.80 $223,080  43,600  0.661%   0.26   Goldman
Corporatio    03      000             ,000                      7%    Sachs &
    n                                                                 Co, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                       Morgan
                                                                      Stanley,
                                                                     Jefferies
                                                                     Quarterdec
                                                                       k, UBS
                                                                     Investment
                                                                     Bank, Legg
                                                                     Mason Wood
                                                                     Walker, US
                                                                      Bancorp
                                                                       Piper
                                                                      Jaffray
                                                                      and BB&T
                                                                      Capital



                                                                       Morgan
Accenture   09/23/  82,000    $21   $1,722,0  76,050  0.093%   0.29   Stanley,
 Limited      03     ,000              00,                      0%   JP Morgan,
                                       000                             Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                        UBS
                                                                     Investment
                                                                     Bank, Banc
                                                                     of America
                                                                     Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , Merrill
                                                                      Lynch &
                                                                        Co,
                                                                      Goldman
                                                                      Sachs &
                                                                       Co, SG
                                                                       Cowen,
                                                                      Wachovia
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                     Neddham &
                                                                      Company
                                                                        Inc,
                                                                     Soundview
                                                                     Technology
                                                                       Group,
                                                                        Bear
                                                                     Stearns &
                                                                      Co, ABN
                                                                        AMRO
                                                                      Rothsch,
                                                                     Cazenove,
                                                                     Robert W.
                                                                      Baird &
                                                                      Co, Legg
                                                                     Mason Wood
                                                                       Walker
                                                                        Inc,
                                                                       Scotia
                                                                      Capital
                                                                        and
                                                                      Pacific
                                                                       Growth
                                                                      Equities